                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]


Check the Appropriate Box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               CURAGEN CORPORATION
                               -------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14-a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction:
          (5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount previously paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                  [LOGO OF CURAGEN CORPORATION APPEARS HERE]

                       555 LONG WHARF DRIVE, 11th FLOOR
                         NEW HAVEN, CONNECTICUT 06511

                                                                 April 14, 1999

Dear Shareholder,

  You are cordially invited to attend the 1999 Annual Meeting of Shareholders of CuraGen Corporation to be held at 10:00 a.m. on Wednesday, May 12, 1999 at the New Haven Omni Hotel at Yale University, 155 Temple Street, New Haven, Connecticut 06510.

  At the Annual Meeting, you will be asked to elect two Class I Directors of the Company to serve for a three year term of office. CuraGen will also seek Shareholder approval of an increase in the aggregate number of shares for which stock options and stock awards may be granted under its 1997 Employee, Director and Consultant Stock Plan. The Board of Directors recommends the approval of both of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

  We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly mark, sign, date and return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. This will ensure your proper representation at the Annual Meeting.

                                          Sincerely,

                                          /s/ Jonathan M. Rothberg

                                          Chief Executive Officer, President
                                           and Chairman of the Board


New Haven, Connecticut
April 14, 1999

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                              CURAGEN CORPORATION
                        555 LONG WHARF DRIVE, 11th FLOOR
                          NEW HAVEN, CONNECTICUT 06511
                                 (203) 401-3330

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                  MAY 12, 1999

To the Shareholders of CuraGen Corporation:

  The Annual Meeting of Shareholders of CuraGen Corporation, a Delaware corporation ("CuraGen" or the "Company"), will be held at 10:00 a.m. on Wednesday, May 12, 1999 at the New Haven Omni Hotel at Yale University, 155 Temple Street, New Haven, Connecticut 06510, for the following purposes:

    1. To elect two Class I Directors, each to serve for a three year term of office or until their successors are elected.

    2. To consider and act upon a proposal to increase by 2,000,000 shares the aggregate number of shares for which stock options and stock awards may be granted under the Company's 1997 Employee, Director and Consultant Stock Plan.

    3. To transact such other business as may properly come before the meeting and any adjournments thereof.

  These items of business are more fully described in the Proxy Statement accompanying this notice. Only Shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the Annual Meeting. All Shareholders are invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to promptly mark, sign, date and return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any Shareholder attending the Annual Meeting may vote in person even if the Shareholder has returned a proxy.

                                         By Order of the Board of Directors

                                         /s/ Elizabeth A. Whayland

                                         Director of Financial Management
                                         and Secretary

New Haven, Connecticut
April 14, 1999

                              CURAGEN CORPORATION
                       555 LONG WHARF DRIVE, 11th FLOOR
                         NEW HAVEN, CONNECTICUT 06511
                                (203) 401-3330

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                    GENERAL

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CuraGen Corporation ("CuraGen" or the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, May 12, 1999 at the New Haven Omni Hotel at Yale University, 155 Temple Street, New Haven, Connecticut 06510, and any adjournments thereof (the "Meeting").

  Where the Shareholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two nominees for Class I Directors named herein, and FOR the proposal to increase by 2,000,000 shares the aggregate number of shares for which stock options and stock awards may be granted under the Company's 1997 Employee, Director and Consultant Stock Plan. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Shareholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. Attendance at the Meeting will not by itself constitute the revocation of a proxy. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

  The election of the Class I Directors will be determined by a plurality of the votes cast. The other proposal to be voted upon by the Shareholders of the Company requires the affirmative vote of a majority of the shares present or represented and voting on the proposal at the Meeting. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Meeting. Abstentions and broker non-votes are not counted for purposes of tabulating the votes cast.

  The close of business on March 26, 1999 has been fixed as the record date for determining the Shareholders entitled to notice of, and to vote at, the Meeting. As of the close of business on March 26, 1999, the Company had 13,430,357 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Shareholders.

  The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid for such solicitation. In addition, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of the nominee. The Company will reimburse any such persons for their reasonable out-of-pocket expenses.

  This Proxy Statement and the accompanying proxy are being mailed on or about April 14, 1999 to all Shareholders entitled to notice of and to vote at the Meeting.

  The Annual Report to Shareholders for the fiscal year ended December 31, 1998 is being mailed to the Shareholders with this Proxy Statement, but does not constitute a part hereof.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 1, 1999, by (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each executive officer named in the Summary Compensation Table on pages 7 and 8 hereof and
(iv) all Directors and executive officers of the Company as a group. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of Common Stock owned by them.

                           Number of Shares    Percentage of Shares
   Name and Address**     Beneficially Owned Beneficially Owned(1)(2)
   ------------------     ------------------ ------------------------
Jonathan M. Rothberg,
 Ph.D.(3)...............      3,528,800                26.3%
 c/o CuraGen Corporation
 555 Long Wharf Drive,
  11th Floor
 New Haven, CT 06511
Quantum Industrial
 Partners LDC(4)........      2,047,782                14.9%
 Kaya Flamboyan
 Willemstad, Curacao
 Netherlands Antilles
Pioneer Hi-Bred
 International,
 Inc.(5)................      1,000,000                 7.4%
 700 Capital Square
 400 Locust Street
 Des Moines, IA 50309
Henry M. Rothberg(6)....        989,496                 7.2%
 c/o Law Offices of
  Marshal D. Gibson,
  P.C.
 152 Temple Street
 New Haven, CT 06510
Lillian R. Rothberg(7)..        989,496                 7.2%
 c/o Law Offices of
  Marshal D. Gibson,
  P.C.
 152 Temple Street
 New Haven, CT 06510
Genentech, Inc.(8)......        741,949                 5.5%
 460 Point San Bruno
  Blvd.
 South San Francisco, CA
  94080
David M. Wurzer(9)......         44,000                   *
Peter A. Fuller,
 Ph.D.(10)..............         30,000                   *
Stephen F. Kingsmore,
 M.B., Ch.B.(11)........         35,000                   *
Gregory T. Went,
 Ph.D.(12)..............        350,000                 2.6%
Richard H. Booth,
 C.P.A., C.L.U.,
 Ch.F.C.(13)............         42,398                   *
Vincent T. DeVita, Jr.,
 M.D.(14)...............         23,333                   *
Robert E. Patricelli,
 J.D.(15)...............         93,450                   *
James L. Vincent(16)....         98,733                   *
All Directors and
 executive officers as a
 group (11 persons)(17)..     4,312,464                30.9%

--------
  * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
 ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
 (1) Shares of Common Stock that an individual or group has the right to acquire within 60 days of April 1, 1999, pursuant to the exercise of options or warrants or pursuant to stock purchase agreements are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
 (2) Percentage of ownership is based on 13,430,357 shares of Common Stock issued and outstanding on April 1, 1999.
 (3) Includes (i) 500,000 shares of Common Stock held by a limited partnership of which Dr. Rothberg is the sole general partner and of which the sole limited partner is a trust in which Dr. Rothberg is the primary beneficiary, (ii) 10,000 shares of Common stock subject to currently exercisable options, (iii) 2,700 shares of Common Stock held jointly by Dr. Rothberg and his brother, (iv) 200 shares of Common Stock owned by Dr. Rothberg's wife and (v) 800 shares of Common Stock subject to currently exercisable options held by Dr. Rothberg's wife.
 (4) Includes 341,297 shares of Common Stock subject to currently exercisable warrants. The sole general partner of Quantum Industrial Partners LDC ("QIP") is QIH Management Investor, L.P., the sole general partner of which is QIH Management, Inc. ("QIH Management"). Mr. George Soros ("Mr. Soros") is the sole shareholder of QIH Management, and has entered into an agreement dated as of January 1, 1997 with Soros Fund Management LLC ("SFM LLC") pursuant to which Mr. Soros has, among other things, agreed to use his best efforts to cause QIH Management to act at the direction of SFM LLC. Mr. Soros is also the Chairman of SFM LLC, and in such capacity may be deemed to have voting and dispositive power over securities held for the account of QIP. Mr. Stanley F. Druckenmiller, as Lead Portfolio Manager of SFM LLC, may also be deemed to have voting and dispositive power over securities held for the account of QIP. This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 1999.
 (5) This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 16, 1999.
 (6) Consists of (i) 35,000 shares of Common Stock held by Mr. Rothberg, (ii) 10,000 shares of Common Stock owned jointly by Mr. Rothberg and his wife,
     (iii) 634,130 shares of Common Stock held by Grand Hemroc Limited Partnership, and (iv) 310,366 shares of Common Stock subject to currently exercisable warrants held by Grand Hemroc Limited Partnership. Mr. Rothberg and his wife serve as co-general partners of Grand Hemroc Limited Partnership.
 (7) Consists of (i) 35,000 shares of Common Stock held by Mrs. Rothberg, (ii) 10,000 shares of Common Stock owned jointly by Mrs. Rothberg and her husband, (iii) 634,130 shares of Common Stock held by Grand Hemroc Limited Partnership, and (iv) 310,366 shares of Common Stock subject to currently exercisable warrants held by Grand Hemroc Limited Partnership. Mrs. Rothberg and her husband serve as co-general partners of Grand Hemroc Limited Partnership.
 (8) This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on April 2, 1998.
 (9) Consists of 44,000 shares of Common Stock subject to currently exercisable options.
(10) Consists of 30,000 shares of Common Stock subject to currently exercisable options.
(11) Consists of 35,000 shares of Common Stock subject to currently exercisable options.
(12) Includes 277,000 shares subject to currently exercisable options and 10,500 shares of Common Stock held by trusts for the benefit of Dr. Went's wife and children. Dr. Went's wife is a co-trustee of the trusts, and Dr. Went disclaims beneficial ownership of such 10,500 shares.
(13) Consists of 5,000 shares of Common Stock subject to currently exercisable warrants, 18,333 shares of Common Stock subject to currently exercisable options and 19,065 shares of Common Stock held by Mr. Booth's wife.
(14) Consists of 23,333 shares of Common Stock subject to currently exercisable options.
(15) Includes 18,333 shares of Common Stock subject to currently exercisable options.
(16) Includes 18,333 shares of Common Stock subject to currently exercisable options.
(17) Includes 33,250 shares of Common Stock subject to currently exercisable options and 1,500 shares of Common Stock held by Elizabeth A. Whayland, and 32,000 shares of Common Stock subject to currently exercisable options held by Michael P. McKenna. See also footnotes 3 and 9 through 16 above.

                                  MANAGEMENT

                                  Proposal 1

                             Election of Directors

  The Company's By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's By-Laws, the number of Directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members, classified into three classes as follows: Robert E. Patricelli, J.D. and James L. Vincent serve in a class with a term which expires at the upcoming Meeting (the "Class I Directors"); Vincent T. DeVita, Jr., M.D. serves in a class with a term ending in 2000 (the "Class II Director"); and Jonathan M. Rothberg, Ph.D. and Richard H. Booth, C.P.A., C.L.U., Ch.F.C. serve in a class with a term ending in 2001 (the "Class III Directors"). At each annual meeting of Shareholders, Directors are elected for a term of three years to succeed those Directors whose terms are expiring.

  Pursuant to the Company's By-Laws, on March 4, 1999 the Board of Directors voted (i) to set the size of the Board of Directors at five and (ii) to nominate Robert E. Patricelli, J.D. and James L. Vincent for election at the Meeting, each for a term of three years to serve until the 2002 annual meeting of Shareholders, and until their respective successors have been elected and qualified. The Class II Director (Vincent T. DeVita, Jr., M.D.) and the Class III Directors (Jonathan M. Rothberg, Ph.D. and Richard H. Booth, C.P.A., C.L.U., Ch.F.C.) will serve until the annual meetings of Shareholders to be held in 2000 and 2001, respectively, and until their respective successors have been elected and qualified.

  Shares represented by all proxies received by the Board of Directors and not marked as withholding authority to vote for any individual Class I Director or for both Class I Directors will be voted FOR the election of both Class I Director nominees, unless one or more nominees is unable or unwilling to serve. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve as a Director, but if such should be the case, proxies may be voted for the election of some other person as the Board of Directors may recommend in his place, or for fixing the number of Directors at a lesser number. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the election of Directors is required to elect each nominee of the Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. PATRICELLI AND MR. VINCENT AS CLASS I DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Executive Officers and Directors

  The following table sets forth as to the present Directors, the nominees for election at the Meeting and each executive officer: (i) name, (ii) age, (iii) present positions with the Company, (iv) the Class of each Director and (v) committee memberships as of April 1, 1999:

          Name            Age                            Position
          ----            ---                            --------
Jonathan M. Rothberg,      35 Chief Executive Officer, President and Chairman of the Board
 Ph.D.(3)...............
David M. Wurzer,           40 Executive Vice-President, Treasurer and Chief Financial Officer
 C.P.A..................
Elizabeth A. Whayland,     38 Director of Financial Management and Secretary
 C.P.A..................
Peter A. Fuller, Ph.D...   45 Vice-President, Business Development
Michael P. McKenna,        37 Vice-President, Operations
 Ph.D...................
Richard H. Booth,
 C.P.A., C.L.U.,
 Ch.F.C.(3)(4)..........   52 Director
Vincent T. DeVita, Jr.,    64 Director
 M.D.(2)(5).............
Robert E. Patricelli,      59 Director
 J.D.*(1)(5)............
James L.                   59 Director
 Vincent*(1)(4).........

--------
 * Nominee for Director
(1) Class I Director
(2) Class II Director
(3) Class III Director
(4) Member of the Compensation Committee
(5) Member of the Audit Committee

  Jonathan M. Rothberg, Ph.D. has served as Chief Executive Officer, President and Chairman of the Board of Directors of the Company since its formation in 1991. Dr. Rothberg received his B.S. in Chemical Engineering from Carnegie Mellon University and his M.S., M. Phil. and Ph.D. in Biology from Yale University.

  David M. Wurzer, C.P.A. has served as Executive Vice-President, Treasurer and Chief Financial Officer of the Company since September 1997. From January 1991 to September 1997, Mr. Wurzer served as Senior Vice President and Chief Financial Officer of, and in other senior managerial positions for, Value Health, Inc., a managed health care provider. Mr. Wurzer received his B.B.A. from the University of Notre Dame.

  Elizabeth A. Whayland, C.P.A. has served as Director of Financial Management since November 1994 and as Secretary of the Company since September 1997. From July 1982 to November 1994, Ms. Whayland served as a Senior Manager and in other staff and management positions with Deloitte & Touche. Ms. Whayland received her B.A. from Grove City College and her M.S.T. from the University of Hartford.

  Peter A. Fuller, Ph.D. has served as Vice-President, Business Development of the Company since October 1997. From September 1983 to October 1997, Dr. Fuller served as Director, Technology Identification & Assessment, Director, Technology Access, Director, Technology Acquisition Group and Soybean Research Station Manager for Pioneer Hi-Bred International, Inc., a leading supplier of agricultural genetics. Dr. Fuller received his B.S. from California State University and his M.S. and Ph.D. from the University of Nebraska.

  Michael P. McKenna, Ph.D. has served as Vice-President, Operations of the Company since August 1998. From September 1994 to August 1998, Dr. McKenna served as Director, Genomics Facility at CuraGen and in other management positions with the Company. He also served as Graduate Scholar in the Institute for Molecular Biologicals at Miles Biotechnology from 1992 to 1994. Dr. McKenna received his B.S. from Carnegie-Mellon and his Ph.D. from Yale University.

  Richard H. Booth, C.P.A., C.L.U., Ch.F.C. has served as a Director of the Company since October 1997. Currently, he serves as Executive Vice President, Corporate Strategic Development of Phoenix Home Life

Mutual Insurance Company, a position he has held since October 1994. He also currently serves as a Director of Phoenix Duff & Phelps Corporation, MECH Financial, Inc., Phoenix Investment Partners, Ltd., HSB Group, Inc., Aberdeen Asset Management, PLC. From August 1994 to September 1994, Mr. Booth served as a consultant for Phoenix Home Life Mutual Insurance Company. From February 1991 to June 1994, he served as President, Chief Operating Officer and as a Director of The Travelers Corporation, a diversified financial services company. Mr. Booth received his B.S. and his M.S.P.A. from the University of Hartford.

  Vincent T. DeVita, Jr., M.D. has served as a Director of the Company since September 1995. Currently, he serves as a Director of Imclone Systems, Inc. and is Director of the Yale University Comprehensive Cancer Center, a position he has held since July 1993. From September 1988 to July 1993, Dr. DeVita served as Physician-in-Chief of the Memorial Sloane-Kettering Cancer Center. From July 1980 to August 1988, he served as Director of the National Cancer Institute. Dr. DeVita received his B.S. from the College of William and Mary and his M.D. from the George Washington University School of Medicine.

  Robert E. Patricelli, J.D. has served as a Director of the Company since October 1997. Currently, he serves as the Chairman and Chief Executive Officer of Women's Health USA, Inc., a women's health services company, a position he has held since August 1997. He also currently serves as a Director of Northeast Utilities, Inc. and Hartford Life, Inc. From May 1987 to August 1997, he served as Chairman, President and Chief Executive Officer of Value Health, Inc. Mr. Patricelli received his B.A. from Wesleyan University and his J.D. from Harvard Law School.

  James L. Vincent has served as a Director of the Company since October 1997. Mr. Vincent has been the Chairman of the Board of Directors of Biogen, Inc. since 1985; Chief Executive Officer of Biogen, Inc. since December 1998 and from 1985 until February 1997, and President from 1985 to February 1994; from 1982 to 1985, Group Vice President, Allied Corporation (now Allied-Signal, Inc.) and President, Allied Health and Scientific Products Company; from 1979 through 1980, Executive Vice President, Chief Operating Officer and a Director of Abbott Laboratories, Inc. Mr. Vincent received his B.S. from Duke University and his M.B.A. from Wharton Graduate Business School, University of Pennsylvania.

Committees of the Board of Directors

  The Board of Directors established a Compensation Committee and an Audit Committee in October 1997. The Audit Committee, of which Dr. DeVita and Mr. Patricelli are members, oversees the engagement of the Company's independent accountants, reviews the annual financial statements and the scope of annual audit and considers matters relating to accounting policy and internal controls. The Compensation Committee, of which Messrs. Booth and Vincent are members, reviews, approves, and makes recommendations to the Board of Directors concerning the Company's compensation policies, practices and procedures for its executive officers. The Compensation Committee also administers the Company's 1997 Employee, Director and Consultant Stock Plan and the 1993 Stock Option and Incentive Award Plan. The Board of Directors has no standing nominating committee.

  The Board of Directors met five times in 1998 and acted by unanimous written consent twice. Each of the committees met once in 1998. All Directors attended 100% of the total number of meetings, with the exception of Dr. Vincent DeVita, who attended only 40% of the total number of meetings of the Board. Dr. DeVita was present at the Audit Committee meeting.

Compensation of Directors

  Non-employee Directors are reimbursed for travel costs and other out-of-pocket expenses incurred in attending each Directors' meeting and committee meeting. Effective with the 1999 Annual Meeting, non-employee Directors will receive Directors' fees of $2,500 per meeting, with an annual limit of $15,000. Under the 1997 Stock Plan, each non-employee Director, upon first being elected or appointed to the Board of Directors, receives an option to purchase 20,000 shares of Common Stock, which will vest one-third immediately and one-third each on the first and second anniversaries of the grant date. Any non-employee Director who joined the Board of Directors prior to the adoption of the 1997 Stock Plan received an option to purchase 5,000 shares of Common Stock, which vested one-third immediately and one-third each on the first and second anniversaries of the grant date. Upon joining the Board of Directors in September 1995, Dr. DeVita (the only current non-employee Director to join prior to the adoption of the 1997 Stock Plan) was granted an option to purchase 15,000 shares of Common Stock under the 1993 Stock Plan. The 1997 Stock Plan also provides for an annual grant of an immediately exercisable option to purchase 7,500 shares of Common Stock to each continuing non-employee Director following each annual meeting of Shareholders. All automatic option grants to non-employee Directors will have a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant. Pursuant to the foregoing provisions of the 1997 Stock Plan, to date Dr. DeVita and Messrs. Booth, Patricelli and Vincent have been granted options to purchase 10,000, 25,000, 25,000, and 25,000 shares of Common Stock, respectively, at an exercise price of $11.50 per share.

Compensation Committee Interlocks and Insider Participation

  Messrs. Booth and Vincent, both non-employee Directors, currently constitute the Company's Compensation Committee. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who earned more than $100,000 in salary and bonus in 1998 (together with the Chief Executive Officer, the "Named Executive Officers") for services rendered in all capacities during the three fiscal years most recently ended.

                                                                   Long-Term
                                       Annual Compensation        Compensation
                                  ------------------------------  ------------
                                                       Other       Securities      All
                                                       Annual      Underlying     Other
Name and Principal Position  Year  Salary   Bonus   Compensation   Options(#)  Compensation
---------------------------  ---- -------- -------- ------------  ------------ ------------
Jonathan M. Rothberg,
 Ph.D....................    1998 $160,256      --        --        100,000          --
 Chief Executive Officer,
  President                  1997 $125,000      --        --            --           --
 and Chairman of the
  Board                      1996 $125,000      --        --            --           --

David M. Wurzer, C.P.A...    1998 $160,256      --        --         70,000          --
 Executive Vice-
  President, Treasurer
 and Chief Financial
  Officer

Peter A. Fuller, Ph.D....    1998 $120,897 $ 20,000       --         25,000          --
 Vice-President, Business
 Development

Stephen F. Kingsmore,
 M.B., Ch.B..............    1998 $124,038 $ 63,200   $28,816(2)     25,000          --
 Vice-President,
  Research(1)

Gregory T. Went, Ph.D....    1998 $156,891 $129,000       --         60,000       $3,365
 Executive Vice-President
  and                        1997 $119,166      --        --        114,000          --
 Director(3)

--------
(1) Dr. Kingsmore served as Vice-President, Research of the Company since October 1997. Dr. Kingsmore resigned from the Company on February 28, 1999.

(2) Reflects income taxes and relocation expenses reimbursed by the Company.
(3) On December 23, 1998, Dr. Went resigned as Executive Vice-President of the Company and from the Board of Directors of the Company. In connection with the resignation, the Company and Dr. Went entered into a Separation Agreement that provides for certain payments and benefits to him. Pursuant to the Separation Agreement, Dr. Went agreed to continue as a full-time employee of the Company through March 31, 1999. For his services from December 23, 1998 through December 31, 1998, the Company agreed to continue to pay Dr. Went a salary at the rate of $175,000 per annum and for his services from January 1, 1999 through March 31, 1999 at the rate of $200,000 per annum. The Separation Agreement also provided that from April 1, 1999 through December 31, 1999, Dr. Went will serve as a consultant to the Company. After December 31, 1999, the term of the consulting period may be extended on a month-to-month basis until June 30, 2000, if at the beginning of each month Dr. Went has not become employed on a substantially full-time basis by a subsequent employer. During the consulting period, the Company agreed to pay Dr. Went a consulting fee at the rate of $200,000 per annum. In addition, on January 4, 1999, the Company paid Dr. Went a one-time severance payment amounting to $100,000. The Separation Agreement also includes a provision for the payment of $83,000 in early January 1999 to enable Dr. Went to exercise various vested options, plus an additional gross-up payment of $458,386 to cover the income tax liability imposed on receipt of the $83,000, the exercise of the options and the income tax liability on receipt of the gross-up payment. In addition, the Company and Dr. Went executed a non-qualified stock option agreement dated December 23, 1998 for the purchase of 25,000 shares of Common Stock at $6.875 per share, the then current fair market value of the Company's Common Stock. The option will become fully vested and exercisable on June 30, 2000 and shall terminate on June 30, 2002. The Company has also agreed to make available from time to time during the period from April 1, 1999 to March 31, 2001, a loan in the maximum principal amount of $250,000. If utilized, the loan will have a term of two years and will bear interest at a variable rate equal to the prime rate as reported in the Wall Street Journal, adjusted monthly.

1998 Stock Option Grant Table

  The following table sets forth information concerning stock options granted in 1998 to the Named Executive Officers. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option.

                                      Individual Grants
                          ---------------------------------------------
                                                                        Potential Realizable Value
                          Number of   % of Total                          at Assumed Annual Rates
                          Securities   Options                          of Stock Price Appreciation
                          Underlying  Granted to Exercise                   For Option Term(2)
                           Options    Employees    Price     Expiration ----------------------------
          Name             Granted    in 1998(1) ($/share)      Date       5% ($)        10% ($)
          ----            ----------  ---------- ---------   ---------- ------------- --------------
Jonathan M. Rothberg,
 Ph.D...................    50,000(3)    4.2%     $11.94(7)     4/1/08  $     375,450 $     951,464
                            50,000(4)    4.2%     $7.425(8)   12/16/03  $     102,570 $     226,652
David M. Wurzer,
 C.P.A..................    20,000(3)    1.7%     $11.50(9)    3/17/08  $     144,646 $     366,561
                            50,000(3)    4.2%     $ 6.75(7)   12/16/08  $     212,252 $     537,888
Peter A. Fuller, Ph.D...    25,000(3)    2.1%     $ 6.75(7)   12/16/08  $     106,126 $     268,944
Stephen F. Kingsmore,
 M.B., Ch.B.............    25,000(3)    2.1%     $ 6.75(7)   12/16/08  $     106,126 $     268,944
Gregory T. Went, Ph.D...    35,000(5)    2.9%     $11.50(9)    6/30/99  $     253,130 $     641,481
                            25,000(6)    2.1%     $6.875(7)    6/30/02  $      32,066 $      68,329

--------
(1) The Company granted options to purchase 1,241,100 shares of Common Stock to employees in the year ended December 31, 1998.
(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the time of such exercise and the future performance of the Company's Common Stock.

(3) The options vest on the first, second, third, fourth and fifth anniversaries of the date of grant and have a term of ten years.
(4) The option vests on the first, second, third, fourth and fifth anniversaries of the date of grant and has a term of five years.
(5) A total of 7,000 shares have vested under such option. The option will terminate on June 30, 1999 as a result of the termination of Dr. Went's employment with Curagen.
(6) The option vests on June 30, 2000 and has a term of three and one half years.
(7) The exercise price represents the fair market value of the Company's Common Stock on the date of grant, determined by the closing price of the Nasdaq Stock Market on the trading day immediately preceding the grant date.
(8) The exercise price represents the fair market value of the Company's Common Stock on the date of grant, determined by the closing price of the Nasdaq Stock Market on the trading day immediately preceding the grant date, plus 10%.
(9) The exercise price represents the fair market value of the Company's Common Stock on the date of grant as determined by the Company's Board of Directors.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table summarizes for the Named Executive Officers, unexercised options held at December 31, 1998. The Named Executive Officers did not exercise or hold any stock appreciation rights during the year ended December 31, 1998. The value of unexercised in-the-money options at the fiscal year end is the difference between the exercise price and the fair market value of the underlying stock on December 31, 1998, the last business day of the fiscal year. The closing price of the Company's Common Stock on the Nasdaq National Market on such date was $7.063. No Named Executive Officer exercised any stock options during the year ended December 31, 1998.

                           Number of Securities Underlying        Value of Unexercised
                               Unexercised Options at                 In-the-Money
                                 Fiscal Year End (#)          Options at Fiscal Year End(1)
                          --------------------------------- ---------------------------------
          Name            Exercisable (#) Unexercisable (#) Exercisable ($) Unexercisable ($)
          ----            --------------- ----------------- --------------- -----------------
Jonathan M. Rothberg,
 Ph.D...................          --           100,000               --              --
David M. Wurzer,
 C.P.A..................       40,000          130,000               --         $ 15,625
Peter A. Fuller, Ph.D...       30,000           75,000               --         $  7,813
Stephen F. Kingsmore,
 M.B., Ch.B. ...........       35,000           70,000               --         $  7,813
Gregory T. Went, Ph.D...      271,250          198,750        $1,441,083        $542,469

--------
(1) These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of sale of any shares acquired upon exercise of the option. Certain of the Named Executive Officers have options to purchase shares of Common Stock at exercise prices greater than the fair market value of the Common Stock as of December 31, 1998. Such values are not "in-the-money" and their value is, therefore, not disclosed above.

Executive Compensation--Employment Agreements and Other Termination of Employment Agreements

  The Company entered into letter agreements with the following executive officers: Mr. Wurzer and Dr. Fuller in July 1997 and August 1997, respectively. The letter agreements do not specify a term of employment. Each letter provides for a cash bonus, which the Board of Directors may, in its discretion, award from time to time.

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Overview

  The Compensation Committee of the Board of Directors is currently composed of Directors who are not current or former employees of the Company. The Compensation Committee, which is comprised of Messrs. Booth and Vincent, reviews, approves and makes recommendations to the Board of Directors concerning the Company's executive compensation policies. In addition, the Compensation Committee evaluates the performance of executive management and provides direction for succession planning. The Compensation Committee also administers the Company's 1997 Employee, Director and Consultant Stock Plan and the 1993 Stock Option and Incentive Award Plan.

  No executive officer of the Company will serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. This report addresses the compensation policies for fiscal year 1998 as they affected Dr. Rothberg, in his capacity as Chief Executive Officer, President and Chairman of the Board, and the other executive officers of the Company.

General Compensation Philosophy

  The Company's compensation policy for executive officers is designed to achieve the following objectives:

  . Motivate, reward and retain executives who strive to achieve Company financial and non-financial performance objectives.

  .  Attract and retain qualified executives.

  . Remunerate executives for their contribution to the realization of long-term strategic goals.

  . Align the interests of executives with the long-term interests of stockholders through the opportunity to be awarded stock option grants, thereby encouraging the achievement of solid results over an extended period.

  .  Preserve the full deductibility of compensation for tax purposes.

Executive Officer Compensation Program

  The Company's executive officer compensation program is comprised of (i) base salary; (ii) annual incentive compensation, in the form of discretionary cash bonuses which are based on achievement of predetermined objectives of the Company; and (iii) long-term incentive compensation in the form of periodic stock option grants.

  The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with organizations that compete with the Company for prospective employees.

  In considering compensation of the Company's executives, one of the factors the Compensation Committee takes into account is the anticipated tax treatment to the Company of various components of compensation. The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which generally disallows a tax deduction for certain compensation in excess of $1 million to any of the executive officers appearing in the Summary Compensation Table above, will have an effect on the Company. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations.

Base Salary and Benefits

  The Compensation Committee utilized several management compensation surveys of other biotechnology, pharmaceutical, and comparable companies to assist in its evaluation and setting of executive compensation. The survey participants were chosen based on the Company's ability to compete with those companies and their similarity in size and stage of development. Within this group, the Compensation Committee made comparisons to executives with similar levels of experience who have a comparable level of responsibility and expected level of contribution to the Company's performance. In setting base salaries, the Compensation Committee also took into account the intense level of competition among biotechnology companies to attract talented personnel who have outstanding ability and potential, as well as individual experience and performance. Executive officers are also entitled to participate in benefit plans generally available to employees.

Discretionary Cash Bonuses

  The Compensation Committee believes that periodic discretionary cash bonuses may be needed to retain and encourage a successful management team. Executives who receive cash bonuses are chosen at the discretion of the Committee. The amount of a discretionary cash bonus is determined by evaluating a number of quantitative and qualitative factors; CuraGen's historical and recent financial performance in the principal area of responsibility of the officer, the executive's progress toward non-financial goals within his area of responsibility, individual performance, experience, level of responsibility, and other contributions made to CuraGen.

Long-Term Incentive Compensation

  Long-term incentive compensation, in the form of stock option grants, allows the executive officers to share in any appreciation in the value of the Company's Common Stock. Option grants are made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The Company believes that option grants (1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return; (2) give executives a significant, long-term interest in the Company's success, and (3) help retain executive talent in an extremely competitive market.

  Stock option grants are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants. The level of stock options granted is based on the Committee's evaluation of an executive's ability to impact future corporate results and is directly proportional to job responsibility. The Company's determination of whether option grants are appropriate is based upon individual performance measures established for each individual executive. Options are not necessarily granted to each executive during each year.

  All awards are made at a level calculated to be competitive within the biotechnology industry as well as a broader group of companies of comparable size, maturity, and complexity.

Chief Executive Officer Compensation

  Dr. Rothberg has served as Chief Executive Officer, President and Chairman of the Board since the formation of the Company in 1991. Dr. Rothberg has not entered into an employment agreement with the Company. In April of 1998, at the recommendation of the Compensation Committee, Dr. Rothberg's base salary was increased from $125,000 to $175,000 by the Board of Directors. During this period, Dr. Rothberg completed a successful initial public offering, several strategic collaborations, and increased the depth and breadth of current collaborations. Dr. Rothberg's salary is consistent with the range of salary levels received by his counterparts in companies in the biotechnology industry and other comparable companies. The Compensation Committee believes Dr. Rothberg has managed the Company well in an extremely fast-paced and competitive business climate. Dr. Rothberg has continued to move the Company towards its long-term objectives and been instrumental in managing the Company's tremendous growth in 1998 from an employee base of 174 to 303.

  The Company has also granted to Dr. Rothberg stock options. The granting of these options was consistent with the Board's assessment of the contributions made by Dr. Rothberg, the goals of the Company's stock option program as a whole, and comparable awards to counterparts in the biotechnology industry and other similar companies.

                                          THE COMPENSATION COMMITTEE:

                                          Richard H. Booth, Chairman
                                          James L. Vincent

                               PERFORMANCE GRAPH

  The following stock price performance graph compares total cumulative stockholder return on the Company's Common Stock during a period commencing on March 18, 1998 (the date the Company's Common Stock first began trading) and ending on December 31, 1998 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the end and the beginning of the measurement period by (ii) the share price at the beginning of the measurement period) to two indices: the Nasdaq CRSP Total Return Index for the Nasdaq Stock Market, U.S. companies (the "Nasdaq-US") and the Nasdaq CRSP Total Return Index for Biotechnology Stocks, SIC (the "Nasdaq-Biotechnology"). The Nasdaq-US tracks the aggregate price performance of all equity securities of U.S. companies traded on the Nasdaq National Market (the "NNM") and the Nasdaq SmallCap Market (the "SmallCap Market"). The Nasdaq-Biotechnology tracks the aggregate price performance of equity securities of biotechnology companies traded on the NNM and the SmallCap market. Although the total return for the Company's stock and for each index assumes the reinvestment of dividends, dividends have never been declared on the Company's Common Stock, and is based on the returns of the component companies weighted according to their capitalization as of the end of each quarterly period. The Company's Common Stock is traded on the NNM and is a component of both the Nasdaq-US and the Nasdaq-Biotechnology.

                             [GRAPH APPEARS HERE]

                                     Cumulative Total Return
                             ----------------------------------------
                              3/18/98   3/98    6/98    9/98   12/98

CURAGEN CORPORATION             $100    $101    $ 54    $ 52    $ 61
NASDAQ STOCK MARKET (U.S.)      $100    $103    $106    $ 96    $124
NASDAQ BIOTECHNOLOGY            $100    $100    $ 94    $ 94    $129

* ASSUMES $100 INVESTED ON 3/18/98 IN STOCK OR INDEX - INCLUDING
REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDING DECEMBER 31, 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock ("Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such forms received by the Company and on written representations from certain Reporting Persons, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its Directors, executive officers and greater than ten percent beneficial owners were met.

                             RELATED TRANSACTIONS

  In October 1997, the Company and Biogen, Inc. ("Biogen") entered into a research collaboration and database subscription arrangement to discover novel genes and therapeutics. In connection with this Agreement, Biogen agreed to purchase $5,000,000 of Common Stock of the Company in a private placement concurrent with the Company's initial public offering. In March 1998, the Company and Biogen completed the private placement whereby Biogen purchased 434,782 shares of Common Stock at $11.50 per share. James L. Vincent, a Class I Director of the Company, currently serves as Chairman of the Board of Directors of Biogen.

  The Company made a loan facility of up to $100,000 available to Dr. Fuller in connection with his 1998 performance. The loan facility is available at an interest rate of 8% and may be borrowed on and repaid at any time prior to December 31, 2000, subject to certain collateral provisions. This note will be forgiven if Dr. Fuller remains an employee through January 2001. As of April
1, 1999, Dr. Fuller had not borrowed any portion of the facility.

    INCREASE IN THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS AND STOCK AWARDS MAY BE GRANTED UNDER THE COMPANY'S 1997 EMPLOYEE, DIRECTOR
                           AND CONSULTANT STOCK PLAN

                                  Proposal 2

General

  The Company's Board of Directors approved the 1997 Stock Plan in 1997, and the plan was subsequently approved by the Company's Shareholders in 1998. A total of 1,500,000 shares of Common Stock were initially reserved for issuance under the Plan. As of April 1, 1999, 344,900 shares of Common Stock remain eligible for grant under the 1997 Stock Plan. By the terms of the Plan, the Plan may be amended by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"), provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Shareholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), is subject to obtaining such Shareholder approval. On November 9, 1998 the Board of Directors voted to approve an amendment to the Plan to increase by 2,000,000 shares the aggregate number of shares of Common Stock for which stock options or stock awards may be granted under the Plan. The Board of Directors believes that the increase is advisable to give the Company the flexibility needed to attract, retain and motivate employees, Directors and consultants. This amendment is being submitted for Shareholder approval at the Meeting to ensure continued qualification of the Plan under The Nasdaq Stock Market rules and Section 422 of the Code.

Material Features of the Plan

  The Plan is intended to encourage ownership of the Company's Common Stock by employees, Directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company and to provide additional incentive for them to promote the success of the Company. All employees, Directors and consultants of the Company and its affiliates (approximately 325 people) are eligible to participate in the Plan. The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom options or stock awards will be granted, the number of shares to be covered by each option or award and the terms and conditions upon which an option or award may be granted. The terms of stock awards may include conditions relating to the right of the Company to reacquire the shares subject to the stock award, including the time and events upon which such rights shall accrue and the purchase price of the shares.

  Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, Directors and employees of the Company and its affiliates. Each non-employee Director of the Company, upon first being elected or appointed to the Board of Directors, shall be granted a non-qualified option to purchase 20,000 shares of Common Stock as of the date of election or appointment at the fair market value of the Common Stock on such date. Each option described in the foregoing sentence shall become cumulatively exercisable as follows: (x) one-third shall vest immediately on the date of grant, (y) one-third shall vest on the first anniversary of the date of grant, and (z) one-third shall vest on the second anniversary of the date of grant. In addition, immediately following each annual meeting of stockholders (or special meeting in lieu of an annual meeting), each non-employee Director will be granted an immediately exercisable non-qualified option to purchase 7,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant.

  The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of options granted to an employee holding 10% or more of the voting stock of the Company. Incentive stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company. An option granted under the Plan is exercisable, during the optionholder's lifetime, only by the optionholder and is not transferable by him or her except by will or by the laws of descent and distribution.

  An incentive stock option granted under the Plan may, at the Compensation Committee's discretion, be exercised after the termination of the optionholder's employment with the Company (other than by reason of death, disability or termination for "cause" as defined in the Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option's specified expiration date or 90 days after such termination. In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. In the event of the optionholder's death or disability, both incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of death or disability (plus a prorata portion of the option if the option vests periodically), by the optionholder or the optionholder's survivors at any time prior to the earlier of the option's specified expiration date or one year from the date of the optionholder's death or disability. Generally, in the event of the optionholder's termination for cause, all outstanding and unexercised options are forfeited.

  In the event of termination of service, other than by reason of death, disability or termination for "cause", except as otherwise provided, in the pertinent stock grant agreement, the Company generally has the right to repurchase that number of shares subject to a stock grant as to which the Company's repurchase rights, as set forth in stock grant agreement, have not lapsed. In the event of a stock grant holder's death or disability, the Company's rights of repurchase generally are exercisable, to the extent that they have not lapsed on the date of death or disability. Generally, in the event of termination for "cause", all shares subject to any stock grant are immediately subject to repurchase by the Company at the purchase price, if any.

  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Compensation Committee or the board of Directors of any entity assuming the obligations of the Company under the Plan (the "Successor Board"), shall, as to outstanding options under the Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionholder upon exercising an option under the Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

  With respect to outstanding stock grants, the Compensation Committee or the Successor Board, shall either (i) make appropriate provisions for the continuation of such stock grants by substituting on an equitable basis for the shares of Common Stock then subject to such stock grants either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the participants, provide that all stock grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the stock grants shall terminate; or (iii) terminate all stock grants in exchange for a cash payment equal to the excess of the fair market value of the shares of Common Stock subject to such stock grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Compensation Committee may waive any or all Company repurchase rights with respect to outstanding stock grants.

  The Plan may be amended by the Shareholders of the Company. The Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Shareholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Section 422 of the Code, is subject to obtaining such Shareholder approval.

Option Information

  The following table sets forth as of April 1, 1999, all options granted pursuant to the Plan to (i) the Named Executive Officers, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.

                                                                                          No. of
                                                                                          Options
Name                      Title                                                           Granted
----                      -----                                                           -------
Jonathan M. Rothberg,
 Ph.D...................  Chief Executive Officer, President and Chairman of the Board    100,000
David M. Wurzer,
 C.P.A..................  Executive Vice-President, Treasurer and Chief Financial Officer  70,000
Peter A. Fuller, Ph.D...  Vice-President, Business Development                             25,000
Stephen F. Kingsmore,
 M.B., Ch.B.............  Vice-President, Research                                         25,000
Gregory T. Went, Ph.D...  Executive Vice-President and Director                            60,000
All current executive officers of the Company as a group (5 persons)....................  262,500
All current Directors of the Company who are not executive officers (4 persons).........   85,000
All employees who are not executive officers, as a group................................  627,600

  On April 1, 1999, the closing market price per share of the Company's Common Stock was $6.94, as reported in the NASDAQ National Market System.

Federal Income Tax Considerations

 Incentive Stock Options

  Options designated as ISOs are intended to qualify as "incentive stock options" under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

 Non-Qualified Options

  Options otherwise qualifying as ISOs, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

  A non-qualified option ordinarily will not result in income to the option holder or deduction to the Company at the time of grant. The option holder will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of option holders may be subject to withholding taxes, and a deduction may then be allowable to the Company in an amount equal to the option holder's compensation income.

  An option holder's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

 Stock Grants

  With respect to stock grants that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

  The affirmative vote of a majority of the votes cast at the Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the Plan.

  THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE PLAN TO INCREASE BY 2,000,000 SHARES THE AGGREGATE NUMBER OF SHARES FOR WHICH STOCK OPTIONS AND STOCK AWARDS MAY BE GRANTED UNDER THE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                   AUDITORS

  The Board of Directors has appointed Deloitte & Touche LLP as Auditors for the Company for the year ended December 31, 1999. Deloitte & Touche LLP have been regularly engaged by the Company to audit the Company's annual financial statements and for other purposes. Representatives from Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from Shareholders.


                             SHAREHOLDER PROPOSALS

  Under Rule 14a-8 promulgated under the Exchange Act, Shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of Shareholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement distributed to Shareholders prior to the annual meeting in the year 2000, a Shareholder proposal must be received by the Company no later than December 16, 1999 and must otherwise comply with the requirements of Rule 14a-8. In order to be considered for presentation at the annual meeting of Shareholders in the year 2000, although not included in the proxy statement, a Shareholder proposal must comply with the requirements of the Company's by-laws and be received by the Company no later than March 13, 2000 and no earlier than February 12, 2000. Shareholder proposals should be delivered in writing to Elizabeth A. Whayland, Secretary, CuraGen Corporation, 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511. A copy of the Company's by-laws may be obtained from the Company upon written request to Ms. Whayland.

                                OTHER BUSINESS

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than that stated above. If any other business should come before the Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                          ANNUAL REPORT ON FORM 10-K

  The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, is available to beneficial owners of the Common Stock without charge upon written request to the Investor Relations Department, CuraGen Corporation, 555 Long Wharf Drive, 11th Floor, New Haven, Connecticut 06511.

                              CURAGEN CORPORATION

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF CURAGEN CORPORATION

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 14, 1999, in connection with the Annual Meeting to be held at 10:00 a.m. on Wednesday, May 12, 1999 at the New Haven Omni Hotel at Yale University, and hereby appoints Jonathan M. Rothberg, Ph.D. and David M. Wurzer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of CuraGen Corporation registered in the name provided herein which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of Directors and FOR Proposal 2.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

Nominees:      Robert E. Patricelli, J.D.           James L. Vincent

SEE REVERSE SIDE FOR BOTH PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.


                                                              (SEE REVERSE SIDE)
                                                              ------------------

                  [X]  Please mark votes as in this example.

     The Board of Directors recommends a vote FOR Proposals 1 and 2.

     1.  Election of Directors (See reverse).     FOR  [_]    WITHHELD  [_]

             _____________________________________________________

                    For all nominees except as noted above.


     2. Proposal to increase by 2,000,000 shares the aggregate number of shares for which stock options and stock awards may be granted under the Corporation's 1997 Employee, Director and Consultant Stock Plan.


                [_]  FOR        [_]  AGAINST      [_]  ABSTAIN


                                  Please sign exactly as name(s) appears
                                  hereon. Joint owners should each sign.
                                  When signing as attorney, executor,
                                  administrator, trustee or guardian,
                                  please give full title as such.


                                  Signature:                  Date
                                            ------------------    ---------

                                  Signature:                  Date
                                            ------------------    ---------

                                                                      APPENDIX B

                              CURAGEN CORPORATION
                              AMENDED AND RESTATED
               1997 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN



1.  DEFINITIONS.
    -----------


    Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this CuraGen Corporation 1997 Employee, Director and Consultant Stock Plan, have the following meanings:


          Administrator means the Board of Directors, unless it has delegated
          -------------
          power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate means a corporation which, for purposes of Section 424 of
          ---------
          the Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.
          ------------------

          Code means the United States Internal Revenue Code of 1986, as
          ----
          amended.

          Committee means the committee of the Board of Directors to which the
          ---------
          Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's voting common stock, $.01
          ------------
          par value per share.

          Company means CuraGen Corporation, a Delaware corporation.
          -------

          Disability or Disabled means permanent and total disability as defined
          ----------    --------
          in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:
          -----------------

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option
          ---
          under Section 422 of the Code.

          Key Employee means an employee of the Company or of an Affiliate
          ------------
          (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

          Non-Qualified Option means an option which is not intended to
          --------------------
          qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.
          ------

          Option Agreement means an agreement between the Company and a
          ----------------
          Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Participant means a Key Employee, director or consultant to whom one
          -----------
          or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Plan means this CuraGen Corporation 1997 Employee, Director and
          ----
          Consultant Stock Plan.

          Shares means shares of the Common Stock as to which Stock Rights
          ------
          have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Stock Grant means a grant by the Company of Shares under the Plan.
          -----------

          Stock Grant Agreement means an agreement between the Company and a
          ---------------------
          Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Stock Right means a right to Shares of the Company granted pursuant
          -----------
          to the Plan -- an ISO, a Non-Qualified Option or a Stock Grant.

          Survivors means a deceased Participant's legal representatives and/or
          ---------
          any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.   PURPOSES OF THE PLAN.
     --------------------

    The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares which may be issued from time to time pursuant to this Plan shall be 3,500,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan.

     If an Option ceases to be "outstanding", in whole or in part, or if the Company shall reacquire any Shares issued pursuant to a Stock Grant, the Shares which were subject to such Option and any Shares so reacquired by the Company shall be available for the granting of other Stock Rights under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.   ADMINISTRATION OF THE PLAN.
     --------------------------

     The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Stock Rights;

     c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 750,000 shares be granted to any Participant in any fiscal year; and

     d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.  ELIGIBILITY FOR PARTICIPATION.
    -----------------------------

    The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Agreement evidencing such Stock Right. ISOs may be granted only to Key Employees. Non-Qualified Options and Stock Grants may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.  TERMS AND CONDITIONS OF OPTIONS.
    -------------------------------

    Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

    A.    Non-Qualified Options:  Each Option intended to be a Non-Qualified
          ---------------------
          Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

          b. Each Option Agreement shall state the number of Shares to which it pertains;

          c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

          d. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:


               i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               ii. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          e.   Directors' Options:  Each director of the Company who is serving
               ------------------
               on the Board of Directors on October 6, 1997 and who is not an employee of or consultant to the Company or any Affiliate, shall be granted a Non-Qualified Option to purchase 5,000 Shares as of such date. In addition, each director of the Company who is elected or appointed to the Board of Directors after October 6, 1997 and who is not an employee of or consultant to the Company or any Affiliate, upon first being elected or appointed to the Board of Directors, shall be granted a Non-Qualified Option to purchase 20,000 Shares as of the date of election or appointment. Each Option described in the foregoing two sentences shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, and (iii) become cumulatively exercisable as follows: (x) one-third shall vest immediately on the date of grant, (y) one-third shall vest on the first anniversary of the date of grant, and (z) one-third shall vest on the second anniversary of the date of grant.

               Immediately following the 1998 annual meeting of stockholders (or special meeting in lieu of an annual meeting), and until the 1999 annual meeting of stockholders, each Continuing Director (as defined below) will be granted a Non-Qualified Option to purchase 5,000 Shares. Immediately following each annual meeting of stockholders (or special meeting in lieu of an annual meeting), commencing with the 1999 annual meeting, each Continuing Director (as defined below) will be granted a Non-Qualified Option to purchase 7,500 Shares. As used herein, the term "Continuing Director" shall mean a director who (i) is serving as a director immediately following such annual or special meeting but was not first elected at such annual or special meeting, (ii) has been in continued and uninterrupted service as a director of the Company since his or her initial election or appointment and (iii) is not an employee of or consultant to the Company or any Affiliate. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten years, and (iii) be immediately exercisable in full.

               Any director entitled to receive an Option under this subparagraph may elect to decline the Option.

     Except as otherwise provided in the pertinent Option Agreement, if a director who receives Options pursuant to this subparagraph:

               a. ceases to be a member of the Board of Directors for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option; or

               b. ceases to be a member of the Board of Directors by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the director's personal representative, or the director's Survivors) within a period of one hundred eighty
                    (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

    B.    ISOs:  Each Option intended to be an ISO shall be issued only to a
          ----
          Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with
          Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:


          a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

          b. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               i.   Ten percent (10%) or less of the total combined voting
                                      -------
                    power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          c.   Term of Option:  For Participants who own

               i.   Ten percent (10%) or less of the total combined voting
                                         -------
                    power of all classes of stock of the Company or an
                    Affiliate, each Option shall terminate not more than ten
                    (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

               ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.   TERMS AND CONDITIONS OF STOCK GRANTS.
     ------------------------------------

     Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

     (a) Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

     (b) Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

     (c) Each Stock Grant Agreement shall include the terms of any right of the Company to reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.  EXERCISE OF OPTIONS AND ISSUE OF SHARES.
    ---------------------------------------

    An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or
(d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b),
(c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

    The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

    The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

    The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.


9.   ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.
     ---------------------------------------------

     A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company at its principal office address, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

     The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

     The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.  RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

11.  ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
     -------------------------------------------------

     By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement or Stock Grant Agreement. The designation of a beneficiary of a Stock Right by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH
     ---------------------------------------------------------------------------
     OR DISABILITY.
     -------------

     Except as otherwise provided in the pertinent Option Agreement in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

      b. Except as provided in subparagraph (c) below, or Paragraph 14 or 15, In no event may an Option Agreement provide, if an Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

      c. The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

      d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

      e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

      f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

13.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".
     -------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

14.  EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
     ----------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a.   To the extent exercisable but not exercised on the date of Disability;
          and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

     A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.  EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     --------------------------------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

     If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.  EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.
     ------------------------------------------------

     In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

     For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR
     --------------------------------------------------------------------------
     DEATH OR DISABILITY.
     -------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company's repurchase rights have not lapsed.

18.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".
     ------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

     a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate.

          The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

19.  EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.
     ---------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not become Disabled prior to the end of the vesting period which next ends following the date of Disability. The proration shall be based upon the number of days of such vesting period prior to the date of Disability.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

20.  EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     -------------------------------------------------------------------------

     Except as otherwise provided in the pertinent Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an
Affiliate: to the extent the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant as would have lapsed had the Participant not died prior to the end of the vesting period which next ends following the date of death. The proration shall be based upon the number of days of such vesting period prior to the Participant's death.

21.  PURCHASE FOR INVESTMENT.
     -----------------------

     Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

                "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

22.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement or Stock Grant Agreement:


     A.   Stock Dividends and Stock Splits.  If (i) the shares of Common Stock
          --------------------------------
shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events. The number of Shares subject to Options to be granted to directors pursuant to Paragraph 6(A)(e) and the number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

     B.   Consolidations or Mergers.  If the Company is to be consolidated with
          -------------------------
or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

     With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

     C.   Recapitalization or Reorganization.  In the event of a
          ----------------------------------
recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right shall be entitled to receive for the purchase price, if any, paid upon such exercise or acceptance the securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

     D.   Modification of ISOs.  Notwithstanding the foregoing, any adjustments
          --------------------
made pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

24.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25.  FRACTIONAL SHARES.
     -----------------

     No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
     ------------------------------------------------------------------

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27.  WITHHOLDING.
     -----------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

28.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

29.  TERMINATION OF THE PLAN.
     -----------------------

     The Plan will terminate on 10 years after adoption, the date which is ten
(10) years from the earlier of the date of its adoption and the date of its
                    -------
approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements or Stock Grant Agreements executed prior to the effective date of such termination.

30.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements and Stock Grant Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements and Stock Grant Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

31.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement or Stock Grant Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

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

32.  GOVERNING LAW.
     -------------

     This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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